FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of March 1, 1999, is among DARLING INTERNATIONAL INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), COMERICA BANK, CREDIT LYONNAIS NEW YORK BRANCH and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, each individually as a Bank and as a co-agent and BANKBOSTON, N.A., individually as a Bank and as agent for itself, the other Banks and the other Secured Parties (in its capacity as agent, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         Borrower, the Agent, and the Banks have entered into that certain Amended and Restated Credit Agreement dated as of January 22, 1999 (as the same may hereafter be amended or otherwise modified, the "Agreement"). Borrower, the Agent and the Banks that are parties hereto now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:


                                    ARTICLE 1

                                   Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                   Amendments

Section 1.2       Amendment to Section 9.10.      Section 9.10 is amended in its
entirety to read as follows:


Section 9.10. Further Assurances; Post Closing Items; Exceptions to Perfection and other Collateral Matters.

                  (a) Further Assurance. The Borrower will, and will cause each Subsidiary to, execute and deliver such further documentation and take such further action as may be requested by the Agent to carry out the provisions and purposes of the Loan Documents and to create, preserve, and perfect the Liens of the Agent for the benefit of itself and the Secured Parties in the Collateral; provided that:

                           (i) until a  Perfection  Event  occurs,  neither  the
                  Borrower nor any Subsidiary shall be required to cause the Agent's Lien to be noted on any certificate of title evidencing the ownership in any equipment subject to an operating or capital lease now in existence or hereafter entered into in accordance with this Agreement or any of the vehicles identified on Schedule 9.10 (a); however, if a Perfection Event occurs and continues, the Borrower shall, and shall cause the Significant Subsidiaries, to take such action as the Agent may require to perfect and protect the Liens of the Agent in any of such equipment or other vehicles as the Agent may specify (the term "Perfection Event" means (i) the occurrence of a Default; (ii) with respect to any piece of equipment which is subject to an operating or capital lease, the acquisition by Borrower of ownership of such equipment either pursuant to the exercise of a purchase option, at the expiration of the applicable lease term or otherwise; or (iii) with respect to the equipment listed on Schedule 9.10 (a), the determination by Borrower or any Subsidiary not to dispose of such equipment or the failure of such equipment to be disposed of by December 31, 1999);

                           (ii) neither the Borrower nor any Subsidiary shall be
                  required to cause the Agent's Lien on intellectual property which is registered outside the United States of America and is listed on Schedule 9.10 (a) to be recorded in any jurisdiction outside the United States of America because the Borrower and the Subsidiaries intend on abandoning the registrations listed on Schedule 9.10 (a); however, if the Borrower or any Subsidiary determines not to abandon a registration listed on Schedule 9.10 (a), the Borrower shall, or shall cause the applicable Significant Subsidiary, to take such action as the Agent may require to record its Liens against such registration; and

                           (iii) as a result of the  execution  of that  certain
                  Stock Purchase Agreement (herein so called) between Borrower and Scope Products, Inc. for the sale of all the capital stock of International Processing Corporation and International Transportation Service, Inc. (together the "IPC Companies") by the Borrower to Scope Products, Inc. (such sale the "IPC Sale") and in anticipation of the IPC Sale, neither of the IPC Companies (nor Borrower on behalf of such companies) shall be required to comply with the requirements of subsections (b),
                  (c) or (d) of this Section 9.10 as they relate to the property of either IPC Company, notwithstanding anything in this
                  Section 9.10, in the other provisions of this Agreement or in any other Loan Document to the contrary unless (A) a Default occurs, (B) the Stock Purchase Agreement terminates without the IPC Sale being consummated or (C) the IPC Sale is not consummated by April 30, 1999 (any of the events described in the forgoing clauses (A),(B) and (C) herein a "IPC Sale Termination Event"). If an IPC Sale Termination Event occurs, Borrower and the IPC Companies shall be required within thirty
                  (30) days after the date of such event to have complied with all the requirements arising under subsections (b), (c) and
                  (d) of this Section 9.10 applicable to the property of each IPC Company (the date which is thirty days after the occurrence of the first IPC Sale Termination Event is herein referred to as the "IPC Perfection Date"). If the IPC Sale is consummated prior to an IPC Sale Termination Event, no compliance with respect to subsections (b), (c) and (d) of this Section 9.10 and the properties of the IPC Companies is required.

         Each Approved Bank Affiliate, by accepting the benefits of the Liens granted in the Loan Documents: (A) consents to the Liens granted in favor of the Agent in the Borrower's rights in and to the operating and capital leases entered into with the Borrower and the equipment the subject thereof and (B) agrees that when all obligations owed to it arising in connection with any such operating or capital lease are satisfied (provided that the Borrower becomes the owner of the equipment subject to such lease), it will deliver any certificates of title evidencing the ownership in such equipment to the Agent, with such documentation as the Agent may require to release the Secured Party's Lien thereon, transfer ownership to the Borrower and record the Agent's Lien thereon. The Agent is authorized to record its Lien on any certificate of title so received.

                  (b) Post Closing Items; Perfection and Protection of Liens on Personal Property. Without limiting clause (a) of this Section 9.10 and to the extent not delivered on or prior to the Closing Date, the Borrower agrees that it shall, and shall cause each Significant Subsidiary, to:

                           (i) deliver to the Agent on or before March 1, 1999 (or with respect to the IPC Companies, on or before the IPC Perfection Date), (A) subject to clause (a) of this Section 9.10, properly executed and completed intellectual property assignments for all intellectual property of the Borrower and the Significant Subsidiaries registered in jurisdictions outside the United States of America and (B) sufficient real property descriptions to attach to each UCC fixture filing financing statements so that such statements can be filed in the real property records in all jurisdictions in which the Borrower's and each Significant Subsidiary owns any fixtures; provided, however, that neither the Borrower nor any Significant Subsidiary shall have an obligation to provide any such real property descriptions with respect to any of its leasehold estates if (x) no such real property description is available after Commercially Reasonable Efforts to obtain the same are made or (b) the lease (or other agreement) governing such leasehold estate prohibits liens on fixtures or the delivery of a real property description and the Borrower is unable, after Commercially Reasonable Efforts are made to obtain the applicable landlord's consent, to obtain such consent;

                           (ii) use  Commercially  Reasonable  Efforts to obtain
                  and deliver to the Agent on or before March 1, 1999 (or with respect to the IPC Companies on or before the IPC Perfection
                  Date) waivers, subordinations or acknowledgments from all third parties who have possession or control of any Collateral all in form and substance reasonably satisfactory to the Agent, including, without limitation:

                                    (A)  agreements  with the  landlords  of all
                           premises leased by the Borrower and any Significant Subsidiary containing such consents and waivers as the Agent may reasonably require (provided that neither the Borrower nor any Subsidiary shall be required to obtain any agreement from the following landlords and properties as long as the inventory held at the following properties constitutes raw materials and the value of the inventory held at any one of the following properties does not exceed Ten Thousand Dollars ($10,000.00) at any time: Dowdy Brothers with respect to the transfer station located in San Diego, California; Avanti Development, Inc. with respect to the transfer station located in Indianapolis, Maryland; Wilton Thibodeaux with respect to the office in Crowley, Louisiana; L.A.B. Properties LLC with respect to the transfer station in Harvey, Louisiana; James & Debra Bohlen with respect to the transfer station in Freemen, South Dakota; and Twin Oaks Associates with respect to the closed transfer station located in Austin, Texas);

                                    (B)  agreements  from each bank or brokerage
                           company holding any deposit, commodity or securities account (excluding any such accounts all the funds in which are held in trust for the benefit of employees or in trust for the benefit of other third parties) of the Borrower or any Significant Subsidiary with an average monthly balance of over Twenty-Five Thousand Dollars ($25,000) in any individual case (provided that the aggregate average monthly balance of all accounts not subject to an agreement of the type described in this clause (B) shall not exceed One Hundred Thousand Dollars ($100,000)) granting the Agent control over such accounts and containing such other agreements as the Agent may reasonably require; and

                                    (C)  agreements  with  inventory  processors
                           governing inventory of the Borrower or any Significant Subsidiary containing such consents and waivers as the Agent may reasonably require; and

                           (iii)  except  as  permitted  by  clause  (a) of this
                  Section 9.10, deliver to the Agent as soon as possible (or with respect to the IPC Companies, on or before the IPC Perfection Date or, with respect to titles applicable to the IPC Companies not in the possession of Borrower or a Subsidiary, as soon as possible thereafter) all certificates of title evidencing ownership of equipment of the Borrower and the Significant Subsidiaries with such documentation as the Agent may require to cause the Lien of the Agent to be reflected thereon.

                  (c) Deposit Accounts. In the event Borrower or a Significant Subsidiary is not able by March 1, 1999 (or with respect to the IPC Companies, on or before the IPC Perfection Date) to obtain an agreement of the type described in subsection 9.10(b)(ii)(B) from a bank holding a deposit account with an average monthly balance of over Twenty-Five Thousand Dollars ($25,000.00), Borrower or the applicable Significant
         Subsidiary shall not use such account after, and shall close such account by, March 31, 1999 (or with respect to the IPC Companies, the date thirty (30) days after the IPC Perfection Date).

                  (d) Creation, Perfection and Protection of Liens on Real Property. The Borrower agrees it shall, and shall cause the Significant Subsidiaries to:

                           (i) Fee Owned Designated Property Mortgages.  Execute
                  and deliver to the Agent on or before March 1, 1999 (or with respect to the IPC Companies, on or before the IPC Perfection
                  Date) a Mortgage covering each parcel of Fee Owned Designated Property, with a metes and bounds or other description of each such parcel attached thereto sufficient to permit the filing of such Mortgage in the applicable real property records;

                           (ii) Fee Owned Designated Property Related Documents.
                  Deliver to the Agent on or before May 7, 1999 (or with respect to the IPC Companies, on or before the date thirty (30) days after the IPC Perfection Date or with respect to the property located in Alton, Iowa on or before July 7,1999), all of the following in form and substance reasonably satisfactory to the Agent with respect to each parcel of Fee Owned Designated Property provided that no survey or title policy shall be required for the properties listed below:

                                    (A)     a  title  insurance  commitment  and
                           all   documentation   evidencing   any  exceptions to
                           title reflected thereon;

                                    (B)     a survey of the parcel, certified by
                           a licensed surveyor;

                                    (C)   if   required   by   the   Agent,   an
                           environmental report for the parcel, prepared by a third party environmental engineer reasonably acceptable to the Agent; and

                                    (D)  a  lender's  title   insurance   policy
                           (together with any required endorsements thereto) issued by a title insurer reasonably satisfactory to the Agent in an amount equal to the fair market value of the underlying property.

                  The properties excluded from the requirement that a survey and title policy be obtained are the properties of the Borrower located at the following addresses or in the following jurisdictions:

                        1.   74 S. Old Franklyn Road, Shelbyville, Indiana
                        2. Portion of land is Section 7, Township 10 Acadia Parish, Louisanna
                        3.   West Point(Cuming County), Nebraska
                        4.   2000 Williams Street, Buffalo New, York
                        5.   Stockyard Station, Oklahoma City, Oklahoma
                        6.   Portland(Multnomah County), Oregon
                        7.   Pittston aka Scranton (Luzerne County) Pennsylvania
                        8.   8423 Quintanta San Antonio (Bexar County ), Texas
                        9.   Tracts A, E & F, Lynchburg, Virginia

                           (iii) Landlord Consents. Use Commercially  Reasonable
                  Efforts to obtain by March 1, 1999 (or with respect to the IPC Companies, on or before the IPC Perfection Date) from each landlord of each parcel of Designated Leased Property, a consent to the grant by the Borrower of a Lien to the Agent in the Borrower's interest in the related leasehold estate, such consent to contain customary consents, estoppels and nondisturbance provisions and to otherwise be in form and substance reasonably satisfactory to the Agent (each a "Landlord Consent" and the term "Designated Leased Property" means leasehold estates of the Borrower which the Agent has designated to be mortgaged to the Agent for the benefit of the Secured Parties based on the value of the leasehold estate, either in and of itself or because of its importance to the operations of the Borrower and the Subsidiaries);

                           (iv) Leasehold Properties Mortgage. For each Designated Leased Property for which a Landlord Consent has been delivered in accordance with the forgoing clause (iii), execute and deliver to the Agent on or before March 10, 1999 (or with respect to the IPC Companies, on or before the date ten (10) days after the related Landlord Consent is delivered) a Mortgage covering each such parcel of Designated Leased Property, with a metes and bounds or other description of each such parcel attached thereto sufficient to permit the filing of such Mortgage in the applicable real property records;

                           (v) Designated  Leased  Property  Related  Documents.
                  Deliver to the Agent on or before May 7, 1999 (or with respect to the IPC Companies, on or before the date thirty (30) days after the IPC Perfection Date), all of the following in form and substance reasonably satisfactory to the Agent with respect to each parcel of Designated Leased Property for which a Landlord Consent has been delivered in accordance with the foregoing clause (iii):

                                    (A)     a copy and, if available, a summary
                           of, the lease agreement;

                                    (B)  if the  Agent  reasonably  requires,  a
                           title insurance commitment and all documentation evidencing any exceptions to title reflected thereon;

                                    (C) if available  or if the Agent  otherwise
                           reasonably   requires,   a  survey  of  the   parcel,
                           certified by a licensed surveyor;

                                    (D)   if   required   by   the   Agent,   an
                           environmental report for the parcel, prepared by a third party environmental engineer reasonably acceptable to the Agent; and

                                    (E) if  required  by the  Agent,  a lender's
                           title insurance policy (together with any required endorsements thereto) issued by a title insurer satisfactory to the Agent in an amount equal to the fair market value of the underlying property.

         If requested by the Agent or required by applicable law, the Borrower shall deliver or cause to be delivered from time to time to the Agent a current appraisal of each parcel of real property covered by a Mortgage that has a material value (as determined by the Agent), such appraisals to be in form and substance reasonably satisfactory to the Agent; provided that unless required by applicable law or unless a Default exists, the Agent shall not be permitted to require more than one appraisal for each such parcel of real property during any calendar year at the Borrower's expense. If no environmental report has been delivered with respect to a parcel of real property pursuant to clauses
         (d)(ii)(C) or (d)(v)(D) of this Section 9.10, the Agent may at any time after the date hereof require that the Borrower deliver to the Agent a current environmental report applicable to such parcel of property, such environmental report to be in form and substance reasonably satisfactory to the Agent and to be prepared by a third party environmental engineer reasonably acceptable to the Agent. Under the provisions of the forgoing sentence and clauses (d)(ii)(C) or (d)(v)(D) of this Section 9.10, the Borrower shall be required to deliver only one environmental report with respect to each parcel of property. With respect to any parcel of real property of the Borrower or a Significant Subsidiary for which an environmental report has been obtained, if the Agent has reason to believe that the environmental condition of such parcel is, becomes or could become impaired or the Agent has reason to believe Borrower, any Subsidiary, Agent or any Bank may be subject to Environmental Liabilities as a result of, or in connection with, such parcel, or a Default exists, then the Agent may require from time to time the delivery of, and the Borrower shall deliver or cause to be delivered from time to time to the Agent, an update of, or supplement to, any existing environmental report applicable to such parcel of property, such update or supplement to be in form and substance reasonably satisfactory to the Agent and to be prepared by a third party environmental engineer reasonably acceptable to the Agent. With respect to any parcel of property, without the consent of the Secured Parties, the Agent may determine not to require the Borrower or a Significant Subsidiary to grant a Lien in its favor thereon if the Agent finds that the environmental condition of such property is not satisfactory to the Agent.

                  (e)   Insignificant   Subsidiaries.   If   any   Insignificant
         Subsidiary's (or the aggregate amount of the Insignificant Subsidiaries') net worth or total assets increases so that it and/or any other such Subsidiary becomes a Significant Subsidiary, the Borrower shall cause each such Significant Subsidiary to execute and deliver such documentation as the Agent may request to cause such Significant Subsidiary to evidence, perfect, or otherwise implement the guaranty of and security for the Obligations contemplated by the Guaranty and the Subsidiary Security Agreement.


                                    ARTICLE 3

                  Ratifications, Representations and Warranties

Section 1.3 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Agent, and the Banks party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 1.4 Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks as follows: (i) the execution, delivery and performance of this Amendment has been authorized by all requisite action on the part of Borrower and each Obligated Party and will not violate the articles of incorporation or bylaws of Borrower or any Obligated Party; (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document (including, without limitation, the representations and warranties set forth in Section 8.13 of the Agreement as they relate to the letters provided by the Borrower which requested the changes to the Agreement contemplated hereby) are true and correct on and as of the date hereof as though made on and as of the date hereof except for such representations and warranties limited by their terms to a specific date; (iii) no Default nor Event of Default has occurred and is continuing; (iv) Borrower and each Obligated Party is in full compliance with all covenants contained in the Agreement, as amended hereby, and each Loan Document; (v) Farmland Industries, Inc. no longer has (and is not anticipated to have) possession or control over any Collateral; (vi) Borrower has provided the Agent and the Banks with a true, correct and complete copy of the Stock Purchase Agreement; and (vii) the Stock Purchase Agreement has been duly executed and delivered by Borrower and Scope Products, Inc.

                                    ARTICLE 4

                                  Miscellaneous

Section 1.5 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

Section 1.6 Reference to Agreement. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 1.7 Expenses of Bank. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of Agent's legal counsel.

Section 1.8 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 1.9 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 1.10 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

Section 1.11 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 1.12 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 1.13 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 1.14 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS
AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 1.15 Required Banks. Pursuant to Section 14.11 of the Agreement, Section
9.10 of the Agreement may be modified with the agreement of the Required Banks which means Banks having either a direct or, in the case of Swingline Loans, participation interests in the following calculated without duplication: (a) sixty-six and two-thirds percent (66_%) or more of the Revolving Commitments and the aggregate outstanding principal amount of the Term Loans or (b) if the Revolving Commitments have terminated, sixty-six and two-thirds percent (66_%) or more of the sum of (i) the outstanding principal amount of the Loans and (ii) the participations in outstanding Letter of Credit Liabilities (such percentage applicable to a Bank, herein such Bank's "Required Bank Percentage"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on Schedule 5.11 hereto.

         Executed as of the date first written above.

                                  BORROWER:

                                  DARLING INTERNATIONAL INC.



                                  By:  /s/  Brad Phillips
                                      ------------------------------
                                        Brad Phillips, Treasurer

                                  AGENT AND BANKS:

                                  BANKBOSTON, N.A.,as Agent and as a Bank



                                  By:   /s/  Peter Haley
                                     ----------------------------
                                       Peter Haley
                                       Vice President



                                  CO-AGENTS:

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                  Name:
                                  Title:


                                 COMERICA BANK

                                 By:
                                       Reginald M. Goldsmith, III
                                       Vice President


                                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION

                                 By:
                                       Roger Fruendt
                                       Vice President



                                 OTHER BANKS:


                                 HARRIS TRUST AND SAVINGS BANK


                                 By:
                                 Name:
                                 Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By:
                                        Phillip D. Martin
                                        Vice President


                                   HIBERNIA NATIONAL BANK

                                   By:
                                       Frank Crifasi
                                       Vice President


                                   THE SUMITOMO BANK, LIMITED

                                   By:
                                   Name:
                                   Title:

                                   By:
                                   Name:
                                   Title:

                                   SUNTRUST BANK, ATLANTA

                                   By:
                                       F. Steven Parrish
                                       Vice President

                                   By:
                                   Name:
                                   Title:


                                   CREDIT AGRICOLE INDOSUEZ

                                   By:
                                   Name:
                                   Title:

                                   By:
                                   Name:
                                   Title:

                                   THE FUJI BANK, LIMITED - NEW YORK BRANCH

                                   By:
                                   Name:
                                   Title:


                                   NATIONSBANK, N.A.

                                   By:
                                       William E. Livingstone, IV
                                       Senior Vice President


                                   THE BANK OF NOVA SCOTIA

                                   By:
                                   Name:
                                   Title:


                                   BANK ONE, TEXAS, N.A.

                                   By:
                                   Name:
                                   Title:

                             Obligated Party Consent


         Each of the undersigned Obligated Parties: (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                         OBLIGATED
                         PARTIES:

                              DARLING RESTAURANT SERVICES INC.
                              ESTEEM PRODUCTS INC.
                              INTERNATIONAL PROCESSING CORPORATION
                              INTERNATIONAL TRANSPORTATION SERVICE, INC.
                              THE STANDARD TALLOW CORPORATION

                              By:
                                       Brad Phillips, Treasurer of each of
                                       the forgoing companies

                                  Schedule 5.11
                                       to
            First Amendment to Amended and Restated Credit Agreement

                            REQUIRED BANK PERCENTAGES



       BANK                                    Required Bank     Banks Agreeing
                                                 Percentage        to Amendment
----------------------------------------------- ----------------- -------------

BankBoston, N.A.                                11.11111111%      11.11111111%
----------------------------------------------- ----------------- -------------

Credit Lyonnais                                 9.33333333%       9.33333333%
----------------------------------------------- ----------------- -------------

Comerica Bank                                   9.33333333%       9.33333333%
----------------------------------------------- ----------------- -------------

Wells Fargo Bank (Texas), N.A.                  9.33333333%
----------------------------------------------- ----------------- -------------

Harris Trust and Savings Bank                   9.33333333%       9.33333333%
----------------------------------------------- ----------------- -------------

The First National Bank of Chicago              9.33333333%       9.33333333%
----------------------------------------------- ----------------- -------------

Hibernia National Bank                          5.77777778%
----------------------------------------------- ----------------- -------------

The Sumitomo Bank, Limited                      5.77777778%       5.77777778%
----------------------------------------------- ----------------- -------------

Suntrust Bank, Atlanta                          5.77777778%       5.77777778%
----------------------------------------------- ----------------- -------------

Caisse Nationale De Credit Agricole             4.44444444%       4.44444444%
----------------------------------------------- ----------------- -------------

The Fuji Bank, Limited - Houston Agency         5.77777778%       5.77777778%
----------------------------------------------- ----------------- -------------

NationsBank, N.A.                               4.44444444%       4.44444444%
----------------------------------------------- ----------------- -------------

The Bank of Nova Scotia                         5.77777778%       5.77777778%
----------------------------------------------- ----------------- -------------

Bank One, Texas, N.A.                           4.44444444%       4.44444444%
----------------------------------------------- ----------------- -------------

           Total                                100%              84.88888887%
----------------------------------------------- ----------------- -------------